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                                                                                                                            News Release

Healthways Signs Services Agreement with HP to Support Company Growth

PALO ALTO, Calif., and NASHVILLE, Tenn., May 26, 2011 – HP Enterprise Services and Healthways, Inc. today announced the signing of a 10-year, $380 million applications and technology services outsourcing agreement to support growth and expand value to Healthways’ customers.

With this agreement, HP will provide Applications Development and Applications Management services to further accelerate the transformational development of the well-being improvement company’s applications and technology infrastructure. As a result, Healthways’ mission-critical application, EMBRACE™, will be able to support an increasing volume of customers and increasing market demand for multiparty integration.

“With a primary goal of healthier populations in private- and public-sector programs, EMBRACE experiences increased membership that requires added functionality,” said Ben R. Leedle, president and chief executive officer, Healthways Inc. “HP’s deep healthcare expertise offered the best opportunity to enhance an already powerful platform with greater scalability and sustainable timely innovation at a lower cost for us.”

To support the EMBRACE environment, HP will utilize its information technology infrastructure library (ITIL) based enterprise service management platform to provide a comprehensive and integrated solution.

Healthways will have greater flexibility and cost efficiencies by utilizing the HP Best Shore global delivery footprint for its HP Enterprise Applications Hosting, Server Management, Service Desk, Application Management, Workplace360 services and Network Management services.

“The increased focus on improving health and well-being offers

Editorial Contacts

Annabelle Baxter, HP
+1 972 605 9293
annabelle.baxter@hp.com

Chip Wochomurka, Healthways
+1 615 614 4493
chip.wochomurka@healthways.com

HP Media Hotline
+1 866 266 7272
www.hp.com/go/newsroom

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companies like Healthways unique opportunities for continued growth and expansion,” said Sue Arthur, vice president, Healthcare and Life Sciences, HP Enterprise Services. “HP has 45 years of deep vertical experience to partner with companies like Healthways to address complex emerging business challenges effectively while mitigating risk.”

The companies also will expand their relationship for the purpose of identifying and pursuing new opportunities in select government and commercial markets. This relationship will bring together HP’s healthcare applications expertise for private and public sector health insurance programs with Healthways’ expertise in designing and delivering well-being-improvement solutions for domestic and international health plans, employers and governments. As a result, customers will be provided with the opportunity to access new and innovative advances in well-being solutions.

About Healthways Inc.
Healthways Inc. is the leading provider of specialized, comprehensive solutions to help millions of people maintain or improve their health and well-being and, as a result, reduce overall costs. Healthways’ solutions are designed to help healthy individuals stay healthy, mitigate or eliminate lifestyle risk factors that can lead to disease and optimize care for those with chronic illness. The company’s proven, evidence-based programs provide highly specific and personalized interventions for each individual in a population, irrespective of age or health status, and are delivered to consumers by phone, mail, internet and face-to-face interactions, both domestically and internationally. Healthways also provides a national, fully accredited complementary and alternative Health Provider Network and a national Fitness Center Network, offering convenient access to individuals who seek health services outside of, and in conjunction with, the traditional healthcare system. More information about Healthways (NASDAQ: HWAY) is available at www.healthways.com.

About HP
HP creates new possibilities for technology to have a meaningful impact on people, businesses, governments and society. The world’s largest technology company, HP brings together a

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portfolio that spans printing, personal computing, software, services and IT infrastructure at the convergence of the cloud and connectivity, creating seamless, secure, context-aware experiences for a connected world. More information about HP (NYSE: HPQ) is available at http://www.hp.com.

This press release contains forward-looking statements, including financial expectations for future periods, which are based upon current expectations and involve a number of risks and uncertainties. Those forward-looking statements include all statements that are not historical statements of fact and those regarding the intent, belief or expectations of the Company. In order for the Company to utilize the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, investors are hereby cautioned that the following important factors, among others, may affect these forward-looking statements. Consequently, actual operations and results may differ materially from those expressed in these forward-looking statements. The important factors include but are not limited to: statements of the plans, strategies and objectives of management for future operations; any statements regarding the future performance of the Company or its Embrace technology platform and the economic or financial consequences thereof, including but not limited to reductions in the timing and/or costs of operations, the creation of greater functionality, opportunities and/or value; any statements of anticipated operational and financial results; any statements of expectation or belief; and any statements of assumptions underlying any of the foregoing. Risks, uncertainties and assumptions include macroeconomic trends and events; the competitive pressures faced by the Company’s businesses; the achievement of expected operational and financial results; and other risks that are detailed in the Company’s Quarterly Report on Form 10-Q for the first quarter of 2011, the Annual Report on Form 10-K for the fiscal year ended December 31, 2010, and other filings made with the Securities and Exchange Commission. Healthways undertakes no obligation to update or revise any such forward-looking statements.

This news release contains forward-looking statements that involve risks, uncertainties and assumptions. If such risks or uncertainties materialize or such assumptions prove incorrect, the results of HP and its consolidated subsidiaries could differ materially from those expressed or implied by such forward-looking statements and assumptions. All statements other than statements of historical fact are statements that could be deemed forward-looking statements, including but not limited to statements of the plans, strategies and objectives of management for future operations; any statements concerning expected development, performance or market share relating to products and services; any statements regarding anticipated operational and financial results; any statements of expectation or belief; and any statements of assumptions underlying any of the foregoing. Risks, uncertainties and assumptions include macroeconomic and geopolitical trends and events; the competitive pressures faced by HP’s businesses; the development and transition of new products and services (and the enhancement of existing products and services) to meet customer needs and respond to emerging technological trends; the execution and performance of contracts by HP and its customers, suppliers and partners; the achievement of expected operational and financial results; and other risks that are described in HP’s Quarterly Report on Form 10-Q for the fiscal quarter ended January 31, 2011 and HP’s other filings with the Securities and Exchange Commission, including but not limited to HP’s Annual Report on Form 10-K for the fiscal year ended October 31, 2010. HP assumes no obligation and does not intend to update these forward-looking statements.

© 2011 Hewlett-Packard Development Company, L.P. The information contained herein is subject to change without notice. The only warranties for HP products and services are set forth in the express warranty statements accompanying such products and services. Nothing herein should be construed as constituting an additional warranty. HP shall not be liable for technical or editorial errors or omissions contained herein.

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